UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________________

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☐ Preliminary Proxy Statement.
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Aramark
(Name of Registrant as Specified In Its Charter) ____________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARAMARK
2400 MARKET STREET
PHILADELPHIA, PENNSYLVANIA, 19103

SUPPLEMENT TO PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 3, 2023

On December 23, 2022 Aramark filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). This amendment is being filed to correct an inadvertent error in the number of shares of common stock reported as outstanding as of the record date for the Annual Meeting. The Proxy Statement previously stated that there were 258,348,348 shares of common stock outstanding but there were actually 259,857,321 shares of common stock outstanding as of such date. This change affects the beneficial ownership percentages presented in the table under section “Security Ownership of Certain Beneficial Owners and Management” on page 76 and how many shares of common stock are entitled to vote under section “General Information” on page 81 of the Proxy Statement. The following reflects the corrected percentages and amount of common stock entitled to vote at the Annual Meeting:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (%)[1]
Capital International Investors(2)	26,197,149	10.08%
Mantle Ridge LP(3)	25,683,393	9.88%
The Vanguard Group(4)	22,903,642	8.81%
RBC Capital Markets, LLC(5)	21,551,515	8.29%
Morgan Stanley(6)	18,175,784	6.99%
Affiliates of Farallon Partners, L.L.C.(7)	17,962,483	6.91%
Nomura Global Financial Products, Inc.(8)	17,885,524	6.88%
John J. Zillmer(9)	983,981	*
Thomas G. Ondrof(10)	176,281	*
Lynn B. McKee(11)	798,633	*
Marc Bruno(12)	530,112	*
Lauren A. Harrington(13)	220,472	*
Susan M. Cameron(14)	—	*
Greg Creed(15)	12,474	*
Daniel J. Heinrich(16)	3,750	*
Bridgette P. Heller(17)	—	*
Paul C. Hilal(18)	25,683,393	9.88%
Kenneth M. Keverian(19)	—	*
Karen M. King(20)	14,359	*
Patricia E. Lopez(21)	—	*
Stephen I. Sadove(22)	28,511	*
Kevin G. Wills	—	—
Arthur B. Winkleblack(23)	13,626	*
Directors and Executive Officers as a Group (16 Persons)(24)	28,465,594	10.95%

*	Less than one percent.
(1)	As of December 12, 2022, we had 259,857,321 shares outstanding.

(2)	Information based on a Schedule 13G/A filed December 9, 2022 by Capital International Investors reporting beneficial ownership by Capital International Investors consisting of sole voting power with respect to 25,231,199 of these shares and sole dispositive power with respect to all of these shares. The address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.
(3)	Information based on a Schedule 13D/A filed August 16, 2022 by Mantle Ridge LP, MR BridgeStone Advisor LLC and Mr. Paul C. Hilal reporting beneficial ownership, consisting of shared voting power and shared dispositive power over all of these shares. The address of Mantle Ridge LP is 712 Fifth Avenue, Suite 17F, New York, NY 10019.
(4)	Information based on a Schedule 13G/A filed February 9, 2022 by The Vanguard Group, reporting beneficial ownership by The Vanguard Group, and certain of its subsidiaries, consisting of shared voting power with respect to 197,247 of these shares, sole dispositive power over 22,417,076 of these shares and shared dispositive power over 486,566 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)	Information based on a Schedule 13G/A filed February 14, 2022 by RBC Capital Markets, LLC, reporting beneficial ownership by RBC Capital Markets, LLC, consisting of shared voting power and shared dispositive power over all of these shares. The address of RBC Capital Markets, LLC is 200 Vesey Street, New York, NY 10281.
(6)	Information based on a Schedule 13G/A filed February 10, 2022 by Morgan Stanley, reporting beneficial ownership by Morgan Stanley, consisting of shared voting power with respect to 16,651,248 of these shares and shared dispositive power over all of these shares. The address of Morgan Stanley is 1585 Broadway New York, NY 10036.
(7)	Information based on a Schedule 13G/A filed February 8, 2022 by Farallon Partners, L.L.C. and the following associated entities and persons: Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital F5 Master I, L.P., Farallon Capital (AM) Investors, L.P., Farallon Equity Partners Master, L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., Farallon F5 (GP), L.L.C., Farallon Equity Partners (GP), L.L.C., Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly (collectively, the “Farallon Reporting Persons”), reporting beneficial ownership, consisting of shared voting power and shared dispositive power over all of these shares. The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(8)	Information based on a Schedule 13G/A filed February 14, 2022 by Nomura Global Financial Products, Inc. and Nomura Holdings, Inc., reporting beneficial ownership, consisting of shared voting power and shared dispositive power over all of these shares. The address of Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019 and the address of Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan.
(9)	Shares shown as beneficially owned by Mr. Zillmer reflect 650,986 shares subject to stock options exercisable as of December 12, 2022 or within 60 days of December 12, 2022.
(10)	Shares shown as beneficially owned by Mr. Ondrof reflect 135,522 shares subject to stock options exercisable as of December 12, 2022 or within 60 days of December 12, 2022.
(11)	Includes beneficial ownership of shares held by a general partnership for which Ms. McKee serves as a general partner and shares held in trusts over which Ms. McKee may be deemed to have investment control. Shares shown as beneficially owned by Ms. McKee reflect 462,725 shares subject to stock options exercisable as of December 12, 2022 or within 60 days of December12, 2022.
(12)	Shares shown as beneficially owned by Mr. Bruno reflect 382,057 shares subject to stock options exercisable as of December 12, 2022 or within 60 days of December 12, 2022.
(13)	Shares shown as beneficially owned by Ms. Harrington reflect 181,784 shares subject to stock options exercisable as of December 12, 2022 or within 60 days of December 12, 2022.
(14)	Does not include 17,789 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Ms. Cameron six months following her termination.
(15)	Includes beneficial ownership of shares held through a trust over which Mr. Creed has investment control. Does not include 21,644 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Mr. Creed six months following his termination.
(16)	Represents beneficial ownership of shares held through a trust over which Mr. Heinrich has investment control. Does not include 43,118 deferred stock units that are vested or will vest or within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Mr. Heinrich six months following his termination as a director.
(17)	Does not include 9,314 deferred stock units that are vested or will vest or within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Ms. Heller six months following her termination as a director.
(18)	Mr. Hilal is the Chief Executive Officer of Mantle Ridge LP and may be deemed to have investment control over the shares described in footnote 3 above.
(19)	Does not include 4,686 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Mr. Keverian six months following his termination.
(20)	Does not include 4,472 deferred stock units that are vested or will vest or within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Ms. King six months following her termination as a director and includes 4,686 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Ms. King upon vesting on February 2, 2023.
(21)	Does not include 4,686 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Ms. Lopez six months following her termination.
(22)	Does not include 37,808 deferred stock units that are vested or will vest or within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Mr. Sadove six months following his termination as a director. Includes beneficial ownership of shares held through a trust over which Mr. Sadove has investment control.

(23)	Includes 4,686 deferred stock units that are vested or will vest within 60 days of December 12, 2022, and that will convert to shares of common stock and be delivered to Mr. Winkleblack upon vesting on February 2, 2023.
(24)	Shares shown as beneficially owned by directors and executive officers as a group: (i) reflect 1,813,074 shares subject to stock options exercisable currently, or within 60 days of December 12, 2022; and (ii) does not include 143,640 deferred stock units that are vested or will vest within 60 days of December 12, 2022 that are described in footnotes 15 to 17 and 19 to 23 above.
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How many votes can be cast by all shareholders?

Each share of Aramark common stock is entitled to one vote on each of the directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. There is no cumulative voting in the election of directors. We had 259,857,321 shares of common stock outstanding and entitled to vote on December 12, 2022.
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Except as described above, this supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.